Exhibit 99.1

EMPIRE STATE REALTY TRUST ANNOUNCES SECOND QUARTER 2015 RESULTS

- Reports Core FFO of $0.26 Per Fully Diluted Share -

New York, New York, July 29, 2015 - Empire State Realty Trust, Inc. (NYSE: ESRT) (the “Company”), a real estate investment trust with office and retail properties in Manhattan and the greater New York metropolitan area, today reported its operational and financial results for the second quarter of 2015.

“Our financial performance continues to be strong. Specifically, our pace of leasing in 2015 has been robust, with year-to-date total volume of approximately 672,000 square feet, representing 67% growth year over year. Additionally, we continue to create value with our redevelopment program as evidenced by the spreads we achieved on new Manhattan office leases of 49.4% during the second quarter,” stated John B. Kessler, Empire State Realty Trust’s President and Chief Operating Officer. “Additionally, we again grew revenue at our Observatory. Finally, with our repayment of mortgage debt related to One Grand Central Place, we have enhanced our capital structure and balance sheet flexibility helping us to continue driving superior shareholder returns over the long term.”

Second Quarter Highlights

•	Achieved Core Funds From Operations (“Core FFO”) of $0.26 per fully diluted share and net income attributable to the Company of $0.10 per fully diluted share.

•	Total portfolio was 88.0% occupied; including signed leases not commenced (“SLNC”), the total portfolio was 90.0% leased at June 30, 2015.

•	Manhattan office portfolio (excluding the retail component of these properties) was 86.2% occupied; including SLNC, the Manhattan office portfolio was 88.4% leased at June 30, 2015.

•	Retail portfolio was 92.3% occupied; including SLNC, the retail portfolio was 94.1% leased at June 30, 2015.

•	Empire State Building was 85.0% occupied; including SLNC, the Empire State Building was 89.6% leased at June 30, 2015.

•	Executed 79 leases, representing 254,360 rentable square feet across the total portfolio, achieving a 46.0% increase in mark-to-market rent over previous fully escalated rents on new, renewal, and expansion leases.

•	Signed 29 new leases representing 121,145 rentable square feet in the second quarter 2015 for the Manhattan office portfolio (excluding the retail component of these properties), achieving an increase of 49.4% in mark-to-market rent over previous fully escalated rents.

•	The Empire State Building Observatory revenue for the second quarter 2015 grew 0.7% to $30.6 million, from $30.4 million in the second quarter 2014.

•	Repaid a $91.0 million mortgage loan on One Grand Central Place.

•	Declared a dividend in the amount of $0.085 per share for the second quarter 2015, which was paid on June 30, 2015.

Financial Results for the Second Quarter 2015

Core FFO was $68.3 million, or $0.26 per fully diluted share, compared to $55.4 million, or $0.23 per fully diluted share in the second quarter of 2014.

Modified FFO was $67.9 million, or $0.26 per fully diluted share, compared to $54.3 million, or $0.22 per fully diluted share in the second quarter of 2014.

FFO was $65.9 million, or $0.25 per fully diluted share, compared to $53.8 million or $0.22 per fully diluted share in the second quarter of 2014.

Net income attributable to common stockholders was $11.1 million, or $0.10 per fully diluted share, compared to $9.8 million, or $0.10 per fully diluted share, in the second quarter of 2014.

Financial Results for the Six Months Ended June 30, 2015

Core FFO was $120.9 million, or $0.45 per fully diluted share, compared to $97.1 million, or $0.40 per fully diluted share in the six months ended June 30, 2014.

Modified FFO was $118.7 million, or $0.45 per fully diluted share, compared to $96.0 million, or $0.39 per fully diluted share in the six months ended June 30, 2014.

FFO was $114.8 million, or $0.43 per fully diluted share, compared to $95.1 million or $0.39 per fully diluted share in the six months ended June 30, 2014.

Net income attributable to common stockholders was $14.3 million, or $0.13 per fully diluted share, compared to $14.2 million, or $0.15 per fully diluted share, in the six months ended June 30, 2014.

Portfolio Operations

As of June 30, 2015, the Company’s total portfolio contained 10.0 million rentable square feet of office and retail space and was 88.0% occupied. Including SLNC, the Company’s portfolio was 90.0% leased at June 30, 2015.

The Company’s same store portfolio, defined as the total portfolio excluding 112 West 34th Street and 1400 Broadway and containing 8.4 million rentable square feet of office and retail space, was 88.4% occupied at the end of the second quarter 2015. Percentage occupied was up 30 basis points from 88.1% at the end of the first quarter 2015, and down 20 basis points from 88.6% at the end of the second quarter 2014. Including SLNC, the Company’s same store portfolio was 90.7% leased at June 30, 2015.

The Company’s office portfolio (excluding the retail component of these properties), containing 9.3 million rentable square feet, was 87.7% occupied at the end of the second quarter 2015. On a same store basis, the office portfolio was 88.1% occupied, up 20 basis points from the end of the first quarter 2015, and down 20 basis points from the end of the second quarter 2014. Including SLNC, the Company’s office portfolio (excluding the retail component of these properties) was 89.7% leased at June 30, 2015.

The Manhattan office portfolio (excluding the retail component of these properties), containing 7.5 million rentable square feet was 86.2% occupied at the end of the second quarter 2015. On a same store basis, the Manhattan office portfolio was 86.4% occupied, down 20 basis points from the end of the first quarter 2015, and down 130 basis points from the end of the second quarter 2014. Including SLNC, the Company’s Manhattan office portfolio (excluding the retail component of these properties) was 88.4% leased at June 30, 2015.

The Company’s retail portfolio, containing approximately 720,000 rentable square feet, was 92.3% occupied at the end of the second quarter 2015. On a same store basis, the retail portfolio was 92.2% occupied, which compares to 90.9% at the end of the first quarter of 2015 and 92.5% at the end of the second quarter 2014. Including SLNC, the Company’s retail portfolio was 94.1% leased at June 30, 2015.

Leasing

For the three months ended June 30, 2015, the Company executed 79 leases within the total portfolio, comprising 254,360 rentable square feet. Total leasing volume included 74 office leases, comprising 236,324 rentable square feet, and five retail leases, comprising 18,036 rentable square feet.

On a blended basis, the 79 new, renewal and expansion leases signed within the total portfolio during the quarter had an average starting rental rate of $64.67 per rentable square foot, representing an increase of 46.0% over the prior in-place rent on a fully escalated basis.

On a blended basis, the 74 new, renewal and expansion office leases signed within the total portfolio during the quarter had an average starting rental rate of $52.37 per rentable square foot, representing an increase of 28.7% over the prior in-place rent on a fully escalated basis.

On a blended basis, the five new retail leases signed within the total portfolio during the quarter had an average starting rental rate of $207.71 per rentable square foot, representing an increase of 128.1% over the prior in-place rent on a fully escalated basis.

Leases signed in the Second Quarter 2015 for the Manhattan office portfolio

•	29 new leases comprising 121,145 rentable square feet, with an average starting rental rate of $55.97 per rentable square foot, representing an increase of 49.4% over the prior in-place rent on a fully escalated basis, and

•	25 renewal leases, comprising 63,050 rentable square feet, with an average starting rental rate of $54.33 per rentable square foot, representing an increase of 21.5% over the prior in-place rent on a fully escalated basis.

Empire State Building

The Company continues to renovate and lease the 2.8 million rentable square foot Empire State Building, its flagship property. At June 30, 2015, the Empire State Building was 85.0% occupied; including SLNC, the Empire State Building was 89.6% leased.

During the second quarter 2015, the Company executed nine office leases at the Empire State Building, representing 41,445 rentable square feet in the aggregate.

The Observatory revenue for the second quarter grew 0.7% to $30.6 million, from $30.4 million in the second quarter 2014. The increase in Observatory revenue was driven by higher admission prices. The Observatory hosted approximately 1.2 million visitors in the second quarter 2015 compared to 1.2 million visitors in the second quarter of 2014. In the second quarter of 2015, there were five bad weather days which fell on weekends. This compares to the second quarter 2014, in which there was one bad weather day which fell on a weekend. Observatory admissions were also impacted by general tourism trends in Manhattan.

For the six months ended June 30, 2015, the Observatory hosted 1.8 million visitors, compared to 1.9 million visitors for the same period in 2014. Observatory revenue was $48.8 million, a 2.3% increase from $47.7 million for the six months ended June 30, 2014. For the six months of 2015, there were 14 bad weather weekend days. This compares to the six months of 2014, in which there were nine bad weather weekend days.

Balance Sheet and Financial Transactions

As of June 30, 2015, the outstanding balance on the Company’s unsecured revolving credit facility was $285.0 million. The unsecured revolving credit facility has an accordion feature allowing for an increase in its maximum aggregate principal balance to $1.25 billion under certain circumstances.

At June 30, 2015, the Company had total debt outstanding of approximately $1.6 billion, with a weighted average interest rate of 4.04% per annum, and a weighted average term to maturity of 5.4 years. At June 30, 2015, the Company had no debt maturing during 2015 and 2016. The Company’s consolidated debt to total market capitalization was approximately 26% as of June 30, 2015 and consolidated net debt to EBITDA was 5.1x.

Weighted average shares and operating partnership units were 265.9 million in the second quarter 2015, compared to 244.4 million in the second quarter 2014. The increase is attributable to the issuance of shares and operating partnership units in connection with the acquisition of two properties in July 2014.

Dividend

On June 30, 2015, the Company paid a dividend of $0.085 per share for the second quarter 2015 to holders of the Company’s Class A common stock and Class B common stock and to holders of the operating partnership’s Series ES, Series 250 and Series 60 operating partnership units (NYSE Arca: ESBA, FISK and OGCP, respectively) and Series PR operating partnership units. The Company paid a dividend of $0.15 per unit for the second quarter 2015 to holders of the operating partnership’s private perpetual preferred units.

Webcast and Conference Call Details

Empire State Realty Trust, Inc. will host a webcast and conference call, open to the general public, on Thursday, July 30, 2015 at 8:30 am Eastern time.

The webcast will be available in the Investors section of the Company’s website at www.empirestaterealtytrust.com. To listen to a live broadcast, go to the site at least 5 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Shortly after the call, a replay of the webcast will be available for 90 days on the Company’s website.

The conference call can be accessed by dialing 1-877-407-3982 for domestic callers or 1-201-493-6780 for international callers. A replay will be available shortly after the call and can be accessed by dialing 1-877-870-5176 for domestic callers or 1-858-384-5517 for international callers. The passcode for the replay is 13613095. A replay of the conference call will be available until August 6, 2015.

The Supplemental Report will be available prior to the conference call in the Investors section of the Company’s website, www.empirestaterealtytrust.com.

About Empire State Realty Trust

Empire State Realty Trust, Inc. (NYSE: ESRT), a leading real estate investment trust (REIT), owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous office building. Headquartered in New York, New York, the Company’s office and retail portfolio covers 10.0 million rentable square feet, as of June 30, 2015, consisting of 9.3 million rentable square feet in 14 office properties, including nine in Manhattan, three in Fairfield County, Connecticut and two in Westchester County, New York; and approximately 720,000 rentable square feet in the retail portfolio.

Non-GAAP Financial Measures

The Company has used non-GAAP financial measures in this press release. A reconciliation of each non-GAAP financial measure and the comparable GAAP financial measure can be found on pages 11 and 12 of this release and in the Company’s supplemental report.

Forward-Looking Statements

This press release includes “forward looking statements.” Forward-looking statements may be identified by the use of words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the factors included in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, including those set forth under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Business,” and “Properties” and (ii) in future periodic reports filed by the Company under the Securities and Exchange Act of 1934, as amended. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes after the date of this press release, except as required by applicable law. For a further discussion of these and other factors that could impact the Company’s future results, performance or transactions, see the section entitled “Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2014, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. Prospective investors should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

Contact:

Investors

Empire State Realty Trust Investor Relations

(212) 850-2678

IR@empirestaterealtytrust.com

Media

Brandy Bergman/Hugh Burns

Sard Verbinnen & Co.

(212) 687-8080

Empire State Realty Trust, Inc.

Condensed Consolidated Statements of Income

(unaudited and amounts in thousands, except per share data)

	Three Months Ended June 30,
	2015	2014
Revenues
Rental revenue	$112,866	$92,210
Tenant expense reimbursement	18,582	14,304
Observatory revenue	30,600	30,389
Construction revenue	374	12,963
Third-party management and other fees	594	753
Other revenue and fees	1,757	4,549

Total revenues	164,773	155,168

Operating expenses
Property operating expenses	37,935	35,149
Ground rent expenses	2,332	447
Marketing, general and administrative expenses	9,113	9,560
Observatory expenses	7,420	7,120
Construction expenses	353	12,795
Real estate taxes	22,952	18,186
Acquisition expenses	—	735
Depreciation and amortization	39,629	28,637

Total operating expenses	119,734	112,629

Total operating income	45,039	42,539

Other income (expense)
Interest expense	(17,571)	(14,629)

Income before income taxes	27,468	27,910
Income tax expense	(883)	(2,629)

Net income	26,585	25,281
Preferred unit distributions	(234)	—
Net income attributable to non-controlling interests	(15,231)	(15,447)

Net income attributable to common stockholders	$11,120	$9,834

Total weighted average shares
Basic	112,852	95,466

Diluted	265,867	244,436

Net income per share attributable to common stockholders
Basic	$0.10	$0.10

Diluted	$0.10	$0.10

Empire State Realty Trust, Inc.

Condensed Consolidated Statements of Income

(unaudited and amounts in thousands, except per share data)

	Six Months Ended June 30,
	2015	2014
Revenues
Rental revenue	$222,924	$182,414
Tenant expense reimbursement	36,782	29,457
Observatory revenue	48,823	47,690
Construction revenue	1,981	27,926
Third-party management and other fees	1,040	1,364
Other revenue and fees	5,105	6,623

Total revenues	316,655	295,474

Operating expenses
Property operating expenses	80,387	71,009
Ground rent expenses	4,663	898
Marketing, general and administrative expenses	18,213	19,715
Observatory expenses	14,397	14,101
Construction expenses	3,222	27,078
Real estate taxes	45,930	36,559
Acquisition expenses	—	735
Depreciation and amortization	81,047	58,752

Total operating expenses	247,859	228,847

Total operating income	68,796	66,627

Other income (expense)
Interest expense	(33,618)	(28,966)

Income before income taxes	35,178	37,661
Income tax expense	(705)	(1,149)

Net income	34,473	36,512
Preferred unit distributions	(468)	—
Net income attributable to non-controlling interests	(19,747)	(22,309)

Net income attributable to common stockholders	$14,258	$14,203

Total weighted average shares
Basic	111,136	95,466

Diluted	265,866	244,431

Net income per share attributable to common stockholders
Basic	$0.13	$0.15

Diluted	$0.13	$0.15

Empire State Realty Trust, Inc.

Reconciliation of Net Income to Funds From Operations (“FFO”),

Modified Funds From Operations (“Modified FFO”) and Core Funds From Operations (“Core FFO”)

(unaudited and amounts in thousands, except per share data)

	Three Months Ended June 30,
	2015	2014

Net income	$26,585	$25,281
Preferred unit distributions	(234)	—
Real estate depreciation and amortization	39,542	28,556

FFO	65,893	53,837

Amortization of below-market ground leases	1,958	426

Modified FFO	67,851	54,263

Deferred financing costs write-off	404	—
Gain on settlement of lawsuit related to the Observatory, net of income taxes	—	(540)
Private perpetual preferred exchange offering expenses	—	950
Acquisition expenses	—	735

Core FFO	$68,255	$55,408

Total weighted average shares
Basic	265,867	244,436

Diluted	265,867	244,436

FFO per share
Basic	$0.25	$0.22

Diluted	$0.25	$0.22

Modified FFO per share
Basic	$0.26	$0.22

Diluted	$0.26	$0.22

Core FFO per share
Basic	$0.26	$0.23

Diluted	$0.26	$0.23

Empire State Realty Trust, Inc.

Reconciliation of Net Income to Funds From Operations (“FFO”),

Modified Funds From Operations (“Modified FFO”) and Core Funds From Operations (“Core FFO”)

(unaudited and amounts in thousands, except per share data)

	Six Months Ended June 30,
	2015	2014

Net income	$34,473	$36,512
Preferred unit distributions	(468)	—
Real estate depreciation and amortization	80,775	58,608

FFO	114,780	95,120

Amortization of below-market ground leases	3,916	852

Modified FFO	118,696	95,972

Deferred financing costs write-off	1,749	—
Construction severance expenses, net of taxes	480	—
Gain on settlement of lawsuit related to the Observatory, net of income taxes	—	(540)
Private perpetual preferred exchange offering expenses	—	950
Acquisition expenses	—	735

Core FFO	$120,925	$97,117

Total weighted average shares
Basic	265,866	244,431

Diluted	265,866	244,431

FFO per share
Basic	$0.43	$0.39

Diluted	$0.43	$0.39

Modified FFO per share
Basic	$0.45	$0.39

Diluted	$0.45	$0.39

Core FFO per share
Basic	$0.45	$0.40

Diluted	$0.45	$0.40

Empire State Realty Trust, Inc.

Condensed Consolidated Balance Sheets

(unaudited and amounts in thousands)

	June 30,	December 31,
	2015	2014
Assets
Commercial real estate properties, at cost	$2,204,902	$2,139,863
Less: accumulated depreciation	(423,279)	(377,552)

Commercial real estate properties, net	1,781,623	1,762,311
Cash and cash equivalents	34,221	45,732
Restricted cash	69,709	60,273
Tenant and other receivables	16,431	23,745
Deferred rent receivables	111,897	102,104
Prepaid expenses and other assets	47,857	48,504
Deferred costs, net	352,940	370,460
Acquired below market ground leases, net	387,807	391,887
Goodwill	491,479	491,479

Total assets	$3,293,964	$3,296,495

Liabilities and equity
Mortgage notes payable	$759,405	$903,985
Senior unsecured notes	589,002	237,667
Unsecured revolving credit facility	285,000	—
Term loan and credit facility	—	470,000
Accounts payable and accrued expenses	101,674	96,563
Acquired below market leases, net	121,286	138,859
Deferred revenue and other liabilities	18,713	27,876
Tenants’ security deposits	46,338	40,448

Total liabilities	1,921,418	1,915,398
Total equity	1,372,546	1,381,097

Total liabilities and equity	$3,293,964	$3,296,495